EXHIBIT 23.6
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      [GRAPHIC OMITTED]
      [LOGO -- GLJ Petroleum Consultants]         Principal Officers:
                                                  Harry Jung, P. Eng.
                                                       President, C.E.O.
                                                  Dana B. Laustsen, P. Eng.
                                                       Executive V.P., C.O.O.
                                                  Keith M. Braaten, P. Eng.
                                                       Executive V.P.

                     LETTER OF CONSENT            Officers / Vice Presidents:
                                                  Terry L. Aarsby, P. Eng.
                                                  Jodi L. Anhorn, P. Eng.
                                                  Neil I. Dell, P. Eng.
                                                  David G. Harris, P. Geol.
                                                  Myron J. Hladyshevsky, P. Eng.
                                                  Bryan M. Joa, P. Eng.
                                                  John H. Stilling, P. Eng.
                                                  Douglas R. Sutton, P. Eng.
                                                  James H. Willmon, P. Eng.


TO:      United States Securities and Exchange Commission

                            RE: TECK COMINCO LIMITED
                                CONSENT OF EXPERT
                                --------------------

We hereby consent to the use of our firm name and references to the Estimates, or portions thereof, and to the inclusion or incorporation by reference of information derived from our firm's involvement in the preparation of estimates of contingent synthetic crude oil resources for the Fort Hills oil sands project (the "Estimates") in the following instance:

         (a) In Teck Cominco Limited's Annual Information Form dated March 1, 2006 under the heading "INDIVIDUAL OPERATIONS--Fort Hills Oil Sands".

in the registration statement on Form S-8 of Teck Cominco Limited ("the Registration Statement").

We also consent to the references to us under the heading "Interest of Named Experts and Counsel" in the Registration Statement.



                                              Yours very truly,

                                              GLJ PETROLEUM CONSULTANTS LTD.



                                              /s/ James H. Willmon, P. Eng.
                                              -----------------------------
                                              Name:  James H. Willmon, P. Eng.
                                              Title: Vice-President

Dated:  January 23, 2007
Calgary, Alberta
CANADA